                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                                             September 18, 2000


                           Champion Enterprises, Inc.
             (Exact name of registrant as specified in its charter)



                                    Michigan
                  State or other jurisdiction of incorporation



            1-9751                                      38-2743168
     Commission File Number                     IRS Employer Identification No.


         2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (248) 340-9090

Item 5.  Other Events.

     On September 18, 2000 the Registrant issued a press release, which is attached as Exhibit 99.



Item 7.  Exhibits.

Exhibit
Number.

  99     Press release dated September 18, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/ RICHARD HEVELHORST
                                   Richard Hevelhorst
                                   Vice President and Controller



September 18, 2000

                          INDEX TO EXHIBITS



                                                                Sequential
Exhibit No.                 Description                           Page No.

   99           Press release dated September 18, 2000